UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (date of earliest event reported): January 15, 2004


                        RADIO UNICA COMMUNICATIONS CORP.
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)


                                    Delaware
                                    --------
                 (State or Other Jurisdiction of Incorporation)


                   001-15151                      65-00856900
                   ---------                      -----------
           (Commission File Number)     (IRS Employer Identification No.)


                    8400 NW 52nd Street, Miami, Florida 33166
                    -----------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)


                                 (305) 463-5000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)


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ITEM 9.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         On January 15, 2004, Radio Unica Communications Corp. (the "Company") filed its monthly operating report (the "Monthly Operating Report") for the period commencing December 1, 2003 and ended December 31, 2003 (the "Operating Report") with the United States Bankruptcy Court for the Southern District of New York in connection with its chapter 11 proceedings. A copy of the Monthly Operating Report is attached hereto as Exhibit 99.1.

         The Company cautions readers not to place reliance upon the information contained therein. The Operating Report contains unaudited information, is limited in scope, covers a limited time period and is in a format prescribed by the applicable bankruptcy laws. There can be no assurance that the Operating Report is complete.

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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       RADIO UNICA COMMUNICATIONS CORP.


                                       By: /s/ Steven E. Dawson
                                           --------------------------
                                           Name:  Steven E. Dawson
                                           Title: Executive Vice President and
                                                  Chief Financial Officer


         Dated: January 30 , 2004